Exhibit 99.2

Franklin Street Properties

Supplemental Operating
and Financial Data

Fourth Quarter 2018

Franklin Street Properties Corp. 401 Edgewater Place ● Wakefield, MA 01880 (781) 557-1300 ● www.fspreit.com

Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Redevelopment Activity	23
Property Net Operating Income (NOI)	8	Capital Expenditures	24

Reconciliation		Transaction Activity	25
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	26
Property NOI	11
		Net Asset Value Components	27
Debt Summary	12
		Appendix: Definitions of Non-GAAP Measures
Capital Analysis	13	FFO	28
		EBITDA and NOI	29
Owned and Managed Portfolio Overview	14-17	AFFO	30

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

801 Marquette

December 31, 2018| Page 2

Company Information

Overview		Snapshot (as of December 31, 2018)

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE American: FSP) invests in institutional-quality office properties in the United States.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our five core markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35 (1)
		Total Square Feet	9.8 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,231,155
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	5.8%

As of December 31, 2018, the Company owned and operated a portfolio of real estate consisting of 32 operating properties, three redevelopment properties and three managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.7 Billion (2)
		Insider Holdings	4.0%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Greenwood Plaza, Englewood, CO

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

December 31, 2018| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-18	30-Sep-18	30-Jun-18	31-Mar-18	31-Dec-17
Income Items:
Rental revenue	$65,304	$67,436	$65,409	$65,628	$65,555
Total revenue	66,578	68,705	66,694	66,893	66,835
Net income (loss)	1,371	9,608	665	1,425	(4,932)
Adjusted EBITDA*	33,875	35,636	34,270	34,943	34,033
FFO*	24,546	26,158	25,393	26,364	26,347
AFFO*	10,840	13,024	9,658	16,930	13,044

Per Share Data:
EPS	$0.01	$0.09	$0.01	$0.01	$(0.05)
FFO*	$0.23	$0.24	$0.24	$0.25	$0.25
AFFO*	$0.10	$0.12	$0.09	$0.16	$0.12
Weighted Average Shares (diluted)	107,231	107,231	107,231	107,231	107,231
Closing share price	$6.23	$7.99	$8.56	$8.41	$10.74
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.19

Balance Sheet Items:
Real estate, net	$1,625,773	$1,628,036	$1,627,498	$1,627,941	$1,632,692
Other assets, net	272,329	280,523	352,029	358,254	357,820
Total assets, net	1,898,102	1,908,559	1,979,527	1,986,195	1,990,512
Total liabilities, net	1,060,468	1,055,146	1,127,140	1,127,277	1,119,220
Shareholders' equity	837,634	853,413	852,387	858,918	871,292

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,663,050	$1,843,777	$1,985,899	$1,969,814	$2,199,663
Total debt outstanding (excluding unamortized financing costs)	995,000	987,000	1,068,000	1,068,000	1,048,000
Debt to Total Market Capitalization	59.8%	53.5%	53.8%	54.2%	47.6%
Net Debt to Adjusted EBITDA*	7.3	6.9	7.7	7.5	7.6

Operating Properties Leasing Statistics (b):
Operating properties assets	32	34	34	34	34
Operating properties total SF	9,486,650	9,760,699	9,760,699	9,760,657	9,761,984
Operating properties % leased	89.0%	90.5%	89.0%	88.5%	89.7%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2018 and 2017, excludes redevelopment properties.

*See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.

December 31, 2018| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Revenue:
Rental	$65,628	$65,409	$67,436	$65,304	$263,777	$67,376	$66,995	$67,339	$65,555	$267,265
Related party revenue:
Management fees and interest income from loans	1,256	1,276	1,261	1,268	5,061	1,370	1,366	1,278	1,271	5,285
Other	9	9	8	6	32	10	10	9	9	38
Total revenue	66,893	66,694	68,705	66,578	268,870	68,756	68,371	68,626	66,835	272,588

Expenses:
Real estate operating expenses	17,151	16,954	17,946	18,652	70,703	17,308	17,286	17,898	18,720	71,212
Real estate taxes and insurance	11,177	12,292	11,651	10,737	45,857	12,403	11,595	11,882	9,961	45,841
Depreciation and amortization	24,035	23,591	23,277	23,327	94,230	25,332	25,279	24,988	25,659	101,258
General and administrative	3,432	3,082	3,394	3,162	13,070	3,443	3,077	3,286	3,665	13,471
Interest	9,486	9,753	9,935	9,200	38,374	7,579	7,893	8,258	8,657	32,387
Total expenses	65,281	65,672	66,203	65,078	262,234	66,065	65,130	66,312	66,662	264,169

Income before equity in income (loss) of non-consolidated REITs, other, gain (loss) on sale of properties and properties held for sale and taxes	1,612	1,022	2,502	1,500	6,636	2,691	3,241	2,314	173	8,419
Equity in income (loss) of non-consolidated REITs	(105)	(282)	7,180	—	6,793	(397)	(201)	(121)	(2,885)	(3,604)
Other	—	—	—	—	—	22	129	67	(2,096)	(1,878)
Gain (loss) on sale of properties and provision for loss on properties held for sale	—	—	—	—	—	2,289	(20,492)	(257)	(21)	(18,481)

Income (loss) before taxes on income	1,507	740	9,682	1,500	13,429	4,605	(17,323)	2,003	(4,829)	(15,544)
Income tax expense	82	75	74	129	360	125	72	100	103	400

Net income (loss)	$1,425	$665	$9,608	$1,371	$13,069	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231

Net income (loss) per share, basic and diluted	$0.01	$0.01	$0.09	$0.01	$0.12	$0.04	$(0.16)	$0.02	$(0.05)	$(0.15)

December 31, 2018| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2018	2018	2018	2018	2017	2017	2017	2017
Assets:
Real estate assets:
Land	$191,578	$191,578	$191,578	$191,578	$196,178	$191,578	$191,578	$191,578
Buildings and improvements	1,821,035	1,833,470	1,848,362	1,857,935	1,836,073	1,792,784	1,800,831	1,811,631
Fixtures and equipment	5,909	7,565	7,842	8,839	4,600	4,841	5,017	5,614
	2,018,522	2,032,613	2,047,782	2,058,352	2,036,851	1,989,203	1,997,426	2,008,823
Less accumulated depreciation	390,581	405,115	419,746	432,579	350,697	348,652	361,720	376,131
Real estate assets, net	1,627,941	1,627,498	1,628,036	1,625,773	1,686,154	1,640,551	1,635,706	1,632,692

Acquired real estate leases, net	78,729	71,861	65,687	59,595	115,471	105,811	96,282	86,520
Investment in non-consolidated REITs	69,703	69,067	—	—	74,423	73,876	73,405	70,164
Asset held for sale	—	—	—	—	—	31,868	31,615	—
Cash, cash equivalents and restricted cash	14,355	10,448	10,434	11,177	11,174	11,623	12,710	9,819
Tenant rent receivables, net	3,411	4,039	3,206	3,938	3,785	4,706	3,990	3,123
Straight-line rent receivable, net	53,430	53,294	53,056	54,006	52,304	51,590	52,272	53,194
Prepaid expenses and other assets	8,355	7,444	9,259	10,400	4,946	5,124	6,282	8,387
Related party mortgage loan receivable	71,455	71,190	70,925	70,660	81,515	72,250	71,985	71,720
Other assets: derivative asset	18,740	21,196	22,265	14,765	13,603	11,333	10,771	13,925
Office computers and furniture, net of accumulated depreciation	261	236	216	197	275	287	319	289
Deferred leasing commissions, net	39,815	43,254	45,475	47,591	34,636	33,548	36,348	40,679
Total assets	$1,986,195	$1,979,527	$1,908,559	$1,898,102	$2,078,286	$2,042,567	$2,031,685	$1,990,512

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$98,000	$98,000	$17,000	$25,000	$295,000	$295,000	$300,000	$78,000
Term loan payable, net of unamortized financing costs	765,259	765,618	763,914	764,278	765,539	765,861	766,183	764,901
Series A & Series B Senior Notes	198,727	198,768	198,809	198,850	—	—	—	198,692
Accounts payable and accrued expenses	53,327	52,651	62,699	59,183	50,529	55,241	57,593	61,039
Accrued compensation	1,112	1,778	2,844	3,043	1,259	1,929	3,000	3,641
Tenant security deposits	5,588	5,576	5,619	6,319	5,441	5,367	5,431	5,383
Other liabilities: derivative liabilities	—	—	—	—	4,351	4,364	3,721	1,759
Acquired unfavorable real estate leases, net	5,264	4,749	4,261	3,795	8,144	6,961	6,371	5,805
Total liabilities	1,127,277	1,127,140	1,055,146	1,060,468	1,130,263	1,134,723	1,142,299	1,119,220

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	—	—	—	—	—	—	—
Common stock	11	11	11	11	11	11	11	11
Additional paid-in capital	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457
Accumulated other comprehensive income (loss)	18,740	21,196	22,265	14,765	7,351	4,940	4,954	12,166
Accumulated distributions in excess of accumulated earnings	(516,290)	(525,277)	(525,320)	(533,599)	(415,796)	(453,564)	(472,036)	(497,342)
Total stockholders’ equity	858,918	852,387	853,413	837,634	948,023	907,844	889,386	871,292
Total liabilities and stockholders’ equity	$1,986,195	$1,979,527	$1,908,559	$1,898,102	$2,078,286	$2,042,567	$2,031,685	$1,990,512

December 31, 2018| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net income (loss)	$13,069	$(15,944)	$8,378
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	97,171	103,743	95,243
Amortization of above and below market leases	(556)	(1,031)	(496)
Hedge ineffectiveness	—	1,878	(1,878)
Loss on sale of properties and properties held for sale	—	18,481	2,938
Equity in (income) loss from non-consolidated REITs	(6,793)	3,604	831
Increase (decrease) in allowance for doubtful accounts	(50)	150	(30)
Changes in operating assets and liabilities:
Tenant rent receivables	(765)	(160)	(185)
Straight-line rents	381	(1,767)	(1,977)
Lease acquisition costs	(1,193)	(2,052)	(1,095)
Prepaid expenses and other assets	(1,940)	(403)	(721)
Accounts payable and accrued expenses	(4,077)	3,870	5,751
Accrued compensation	(598)	(143)	58
Tenant security deposits	936	28	526
Payment of deferred leasing commissions	(15,383)	(14,309)	(12,965)
Net cash provided by operating activities	80,202	95,945	94,378

Cash flows from investing activities:
Property acquisitions	—	—	(221,119)
Acquired real estate leases	—	—	(51,509)
Property improvements, fixtures and equipment	(51,057)	(54,306)	(37,490)
Investment in non-consolidated REITs	74,931	—	—
Distributions in excess of earnings from non-consolidated REITs	710	1,396	1,023
Investment in related party mortgage loan receivable	—	—	(3,000)
Repayment of related party mortgage loan receivable	1,060	10,060	39,861
Proceeds received on sales of real estate assets	—	37,756	27,262
Net cash provided by (used in) investing activities	25,644	(5,094)	(244,972)

Cash flows from financing activities:
Distributions to stockholders	(49,326)	(81,496)	(77,481)
Proceeds from equity offering, net	—	—	82,902
Borrowings under bank note payable	38,000	75,000	175,000
Repayments of bank note payable	(91,000)	(277,000)	(185,000)
Borrowing from Series A & Series B Senior Notes	—	200,000	—
Borrowing of term loan payable	—	—	150,000
Deferred Financing Costs	(2,162)	(6,902)	(3,647)
Net cash provided by (used in) financing activities	(104,488)	(90,398)	141,774
Net increase (decrease) in cash, cash equivalents and restricted cash	1,358	453	(8,820)
Cash, cash equivalents and restricted cash, beginning of period	9,819	9,366	18,186
Cash, cash equivalents and restricted cash, end of period	$11,177	$9,819	$9,366

December 31, 2018| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable					Year					Year
	Square Feet	Three Months Ended				Ended	Three Months Ended				Ended	Inc	%
(in thousands)	or RSF	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17	(Dec)	Change
Region
East	945	$3,802	$3,990	$3,868	$3,044	$14,704	$3,753	$3,777	$3,762	$3,772	$15,064	$(360)	(2.4)%
MidWest	1,549	6,257	4,955	5,104	5,028	21,344	4,365	3,908	4,476	4,940	17,689	3,655	20.7%
South	4,384	14,449	14,246	14,903	13,916	57,514	16,031	15,487	15,548	15,186	62,252	(4,738)	(7.6)%
West	2,609	10,958	11,061	11,324	10,849	44,192	10,958	12,045	11,337	11,352	45,692	(1,500)	(3.3)%
Property NOI* from Operating Properties	9,487	35,466	34,252	35,199	32,837	137,754	35,107	35,217	35,123	35,250	140,697	(2,943)	(2.1)%
Dispositions and Redevelopment Properties	405	1,250	1,072	1,914	2,298	6,534	1,766	1,607	1,715	1,050	6,138	396	0.4%
Property NOI*	9,892	$36,716	$35,324	$37,113	$35,135	$144,288	$36,873	$36,824	$36,838	$36,300	$146,835	$(2,547)	(1.7)%

Same Store		$35,466	$34,252	$35,199	$32,837	$137,754	$35,107	$35,217	$35,123	$35,250	$140,697	$(2,943)	(2.1)%

Less Nonrecurring
Items in NOI* (a)		761	1,141	2,504	1,695	6,101	65	1,178	1,103	914	3,260	2,841	(2.1)%

Comparative
Same Store		$34,705	$33,111	$32,695	$31,142	$131,653	$35,042	$34,039	$34,020	$34,336	$137,437	$(5,784)	(4.2)%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*See the Appendix for Definition of Non-GAAP Measures beginning on page 28.

December 31, 2018| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Net income (loss)	$1,425	$665	$9,608	$1,371	$13,069	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)

(Gain) loss on sale of properties and properties held for sale	—	—	—	—	—	(2,289)	20,492	257	21	18,481
GAAP (income) loss from non-consolidated REITs	105	282	(7,180)	—	(6,793)	397	201	121	2,885	3,604
FFO from non-consolidated REITs	884	978	649	—	2,511	791	800	874	708	3,173
Depreciation & amortization	23,950	23,468	23,081	23,175	93,674	25,163	24,592	24,903	25,569	100,227
NAREIT FFO*	26,364	25,393	26,158	24,546	102,461	28,542	28,690	28,058	24,251	109,541
Hedge ineffectiveness	—	—	—	—	—	(22)	(129)	(67)	2,096	1,878
Acquisition costs	—	—	—	—	—	8	10	—	—	18
Funds From Operations (FFO)*	$26,364	$25,393	$26,158	$24,546	$102,461	$28,528	$28,571	$27,991	$26,347	$111,437

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$26,364	$25,393	$26,158	$24,546	$102,461	$28,528	$28,571	$27,991	$26,347	$111,437
Reverse FFO from non-consolidated REITs	(884)	(978)	(649)	—	(2,511)	(791)	(800)	(874)	(708)	(3,173)
Distributions from non-consolidated REITs	355	355	—	—	710	346	345	350	355	1,396
Amortization of deferred financing costs	711	713	799	717	2,940	606	606	606	667	2,485
Straight-line rent	40	259	522	(440)	381	(1,082)	(792)	(147)	254	(1,767)
Tenant improvements	(6,777)	(8,212)	(7,084)	(6,895)	(28,968)	(6,474)	(5,363)	(4,474)	(4,166)	(20,477)
Leasing commissions	(1,021)	(5,314)	(4,394)	(3,746)	(14,475)	(1,579)	(1,963)	(4,482)	(5,869)	(13,893)
Non-investment capex	(1,858)	(2,558)	(2,328)	(3,342)	(10,086)	(1,670)	(1,685)	(1,860)	(3,836)	(9,051)
Adjusted Funds From Operations (AFFO)*	$16,930	$9,658	$13,024	$10,840	$50,452	$17,884	$18,919	$17,110	$13,044	$66,957

Per Share Data:
EPS	$0.01	$0.01	$0.09	$0.01	$0.12	$0.04	$(0.16)	$0.02	$(0.05)	$(0.15)
FFO*	0.25	0.24	0.24	0.23	0.96	0.27	0.27	0.26	0.25	1.04
AFFO*	0.16	0.09	0.12	0.10	0.47	0.17	0.18	0.16	0.12	0.62

Weighted Average Shares (basic and diluted)	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.

December 31, 2018| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Net income (loss)	$1,425	$665	$9,608	$1,371	$13,069	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)
Interest expense	9,486	9,753	9,935	9,200	38,374	7,579	7,893	8,258	8,657	32,387
Depreciation and amortization	23,950	23,468	23,081	23,175	93,674	25,163	24,592	24,903	25,569	100,227
Income taxes	82	75	74	129	360	125	72	100	103	400
EBITDA*	34,943	33,961	42,698	33,875	145,477	37,347	15,162	35,164	29,397	117,070
(Gain) loss on sale of properties and provisions for loss on properties held for sale or equity investments	—	309	(7,062)	—	(6,753)	(2,289)	20,492	257	2,540	21,000
Hedge ineffectiveness	—	—	—	—	—	(22)	(129)	(67)	2,096	1,878
Adjusted EBITDA*	$34,943	$34,270	$35,636	$33,875	$138,724	$35,036	$35,525	$35,354	$34,033	$139,948

Interest expense	$9,486	$9,753	$9,935	$9,200	$38,374	$7,579	$7,893	$8,258	$8,657	$32,387
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$9,486	$9,753	$9,935	$9,200	$38,374	$7,579	$7,893	$8,258	$8,657	$32,387

Interest coverage ratio	3.68	3.51	3.59	3.68	3.62	4.62	4.50	4.28	3.93	4.32

Debt service coverage ratio	3.68	3.51	3.59	3.68	3.62	4.62	4.50	4.28	3.93	4.32

Debt excluding unamortized financing costs	$1,068,000	$1,068,000	$987,000	$995,000		$1,065,000	$1,065,000	$1,070,000	$1,048,000
Cash, cash equivalents and restricted cash	14,355	10,448	10,434	11,177		11,174	11,623	12,710	9,819
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$1,053,645	$1,057,552	$976,566	$983,823		$1,053,826	$1,053,377	$1,057,290	$1,038,181

Adjusted EBITDA*	$34,943	$34,270	$35,636	$33,875		$35,036	$35,525	$35,354	$34,033
Annualized	$139,772	$137,080	$142,544	$135,500		$140,144	$142,100	$141,416	$136,132

Net Debt-to-Adjusted EBITDA*	7.5	7.7	6.9	7.3		7.5	7.4	7.5	7.6

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.  Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

December 31, 2018| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

Reconciliation of Net income to Property NOI*					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17
Net income (loss)	$1,425	$665	$9,608	$1,371	$13,069	$4,480	$(17,395)	$1,903	$(4,932)	$(15,944)
Add (deduct):
(Gain) loss on sale of properties and properties held for sale	—	—	—	—	—	(2,289)	20,492	257	21	18,481
Hedge ineffectiveness	—	—	—	—	—	(22)	(129)	(67)	2,096	1,878
Management fee income	(746)	(746)	(712)	(640)	(2,844)	(794)	(768)	(791)	(756)	(3,109)
Depreciation and amortization	24,035	23,591	23,277	23,327	94,230	25,332	25,279	24,988	25,659	101,258
Amortization of above/below market leases	(85)	(123)	(196)	(152)	(556)	(168)	(687)	(86)	(90)	(1,031)
General and administrative	3,432	3,082	3,394	3,162	13,070	3,443	3,077	3,286	3,665	13,471
Interest expense	9,486	9,753	9,935	9,200	38,374	7,579	7,893	8,258	8,657	32,387
Interest income	(1,120)	(1,141)	(1,157)	(1,192)	(4,610)	(1,214)	(1,206)	(1,134)	(1,133)	(4,687)
Equity in (income) loss of non-consolidated REITs	105	282	(7,180)	—	(6,793)	397	201	121	2,885	3,604
Non-property specific items, net	184	(39)	144	59	348	129	67	103	228	527
Property NOI*	$36,716	$35,324	$37,113	$35,135	$144,288	$36,873	$36,824	$36,838	$36,300	$146,835

*See the Appendix for Definition of Non-GAAP Measures beginning on page 28.

December 31, 2018| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	31-Dec-18	Components			31-Dec-18	Fee

BAML Revolver	12-Jan-22	$600,000	$25,000	L	+	1.20%	3.63%	0.25%
JPM Term Loan	30-Nov-21	150,000	150,000	L	+	1.25%	3.63%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.35%	2.47%
BMO Term Loan Tranche A	30-Nov-21	55,000	55,000	2.32%	+	1.25%	3.57%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.32%	+	1.25%	3.57%
Series A Senior Notes	20-Dec-24	116,000	116,000				3.99%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.26%

		$1,570,000	$995,000				3.25%

•

On August 2, 2018, we entered into an Amended and Restated Credit Agreement with respect to the JPM Term Loan, which extended the maturity of the JPM Term Loan to November 30, 2021 and reduced the number of basis points over the Eurodollar Rate used to determine the interest rate.  As of December 31, 2018, the rate was 125 basis points over the Eurodollar Rate based on our credit rating.

•

On September 27, 2018, we entered into a Second Amended and Restated Credit Agreement with respect to the BMO Term Loan, which consists of a $55 million tranche A term loan and a $165 million tranche B term loan.  The tranche A term loan matures on November 30, 2021 and the tranche B term loan matures on January 31, 2024.  The number of basis points over LIBOR used to determine the interest rate was reduced.  As of December 31, 2018, the rate was 125 basis points over LIBOR based on our credit rating.

•	The BAML Revolver is subject to a 25 basis point facility fee based on our credit rating and, when applied to our availability of $600 million, would be $1.5 million annually.
•

On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity.  On December 20, 2017, we drew the proceeds from the private placement and reduced the outstanding balance on our revolving line of credit.

•

We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute.  Following the recent amendments on August 2, 2018 and September 27, 2018, we estimate the annualized rate for this amortization to interest expense will be approximately $2.9 million.

•

Additional information on these transactions can be found in Current Reports on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017, August 2, 2018 and September 27, 2018.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

December 31, 2018| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17
Market Data:
Shares Outstanding	107,231	107,231	107,231	107,231	107,231	107,231	107,231	107,231
Closing market price per share	$8.41	$8.56	$7.99	$6.23	$12.14	$11.08	$10.62	$10.74
Market capitalization	$901,814	$917,899	$856,777	$668,050	$1,301,786	$1,188,121	$1,138,795	$1,151,663
Total debt outstanding excluding unamortized financing costs	1,068,000	1,068,000	987,000	995,000	1,065,000	1,065,000	1,070,000	1,048,000
Total Market Capitalization	$1,969,814	$1,985,899	$1,843,777	$1,663,050	$2,366,786	$2,253,121	$2,208,795	$2,199,663

Dividend Data:
Total dividends declared for the quarter	$9,651	$9,651	$9,651	$9,650	$20,374	$20,374	$20,374	$20,374
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.19	$0.19	$0.19	$0.19
Declared dividend as a % of Net income (loss) per share	677%	1449%	100%	704%	455%	-117%	1071%	-413%
Declared dividend as a % of AFFO* per share	57%	100%	74%	89%	114%	108%	119%	156%

Liquidity:
Cash, cash equivalents and restricted cash	$14,355	$10,448	$10,434	$11,177	$11,174	$11,623	$12,710	$9,819
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	500,000	500,000	500,000	600,000
Less:
Outstanding balance	(98,000)	(98,000)	(17,000)	(25,000)	(295,000)	(295,000)	(300,000)	(78,000)
Total Liquidity	$516,355	$512,448	$593,434	$586,177	$216,174	$216,623	$212,710	$531,819

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 28.

December 31, 2018| Page 13

Portfolio Overview

	As of the Quarter Ended
	31-Dec-18	30-Sep-18	30-Jun-18	31-Mar-18	31-Dec-17
Operating Properties:
Number of properties	32	34	34	34	34
Square feet	9,486,650	9,760,699	9,760,699	9,760,657	9,761,984
Leased percentage	89.0%	90.5%	89.0%	88.5%	89.7%

Redevelopment Properties (a):
Number of properties	3	1	1	1	1
Square feet	404,652	129,821	129,821	129,821	129,821
Leased percentage	27.2%	15.8%	15.8%	1.9%	1.9%

Managed Properties - Single Asset REITs (SARs):
Number of properties	3	3	3	4	4
Square feet	674,342	674,342	674,342	810,278	810,278

Total Operating, Redevelopment and Managed Properties:
Number of properties	38	38	38	39	39
Square feet	10,565,644	10,564,862	10,564,862	10,700,756	10,702,083

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2018| Page 14

Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Operating Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$26.67	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%	$33.14
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$32.50	909 Davis Street	Evanston	IL	195,098	97.8%	87.7%	$33.79
Loudoun Tech Center	Dulles	VA	136,658	95.7%	95.8%	$18.67
							Indianapolis
Richmond							River Crossing	Indianapolis	IN	205,059	94.2%	94.6%	$23.43
Innsbrook	Glen Allen	VA	298,456	57.3%	89.3%	$12.45
							St. Louis
Raleigh-Durham							Timberlake	Chesterfield	MO	234,496	100.0%	100.0%	$27.90
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$34.33	Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%	$26.23

							Minneapolis
							121 South 8th Street	Minneapolis	MN	293,460	80.1%	76.2%	$22.87
							Plaza Seven	Minneapolis	MN	326,757	88.2%	88.0%	$35.08

East Region Total			944,651	85.9%	96.0%	$24.24	Midwest Region Total			1,549,001	92.7%	90.7%	$29.19

(a)	Weighted Occupied Percentage for the year ended December 31, 2018.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2018| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	202,600	90.4%	77.6%	$21.33	380 Interlocken	Broomfield	CO	240,358	93.4%	87.2%	$29.46
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$37.86	1999 Broadway	Denver	CO	676,379	81.8%	77.1%	$31.51
Addison Circle	Addison	TX	289,302	89.3%	86.6%	$32.10	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.09
Collins Crossing	Richardson	TX	300,887	99.4%	99.9%	$25.32	390 Interlocken	Broomfield	CO	241,512	98.2%	98.1%	$30.67
Liberty Plaza	Addison	TX	218,934	80.4%	83.2%	$21.63	1001 17th Street	Denver	CO	655,413	97.7%	91.9%	$34.82
							600 17th Street	Denver	CO	598,630	86.0%	84.2%	$32.84
Houston							West Region Total			2,608,528	90.7%	87.0%	$31.85
Park Ten	Houston	TX	157,460	89.5%	77.9%	$28.60
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$30.11	Total Operating Properties			9,486,650	89.0%	86.3%	$29.23
Park Ten Phase II	Houston	TX	156,746	65.5%	5.6%	$17.86
Westchase I & II	Houston	TX	629,025	84.7%	83.8%	$29.84
							Redevelopment Properties (c)
Atlanta							Forest Park (d)	Charlotte	NC	62,212	100.0%	100.0%	$15.55
One Overton Park	Atlanta	GA	387,267	79.7%	61.3%	$23.81	Blue Lagoon Drive	Miami	FL	212,619	0.0%	91.7%	$24.82
One Ravinia	Atlanta	GA	386,602	92.3%	91.1%	$25.63	801 Marquette Ave	Minneapolis	MN	129,821	37.0%	4.2%	$13.09
Two Ravinia	Atlanta	GA	411,047	78.5%	75.0%	$27.38	Total Redevelopment Properties			404,652	27.2%	64.9%	$22.38
Pershing Plaza	Atlanta	GA	160,145	97.4%	97.4%	$36.15
999 Peachtree	Atlanta	GA	621,946	84.6%	86.2%	$32.04	Total Owned Portfolio			9,891,302	86.4%	85.4%	$29.01
South Region Total			4,384,470	87.3%	82.2%	$28.84

(a)	Weighted Occupied Percentage for the year ended December 31, 2018.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define Redevelopment Properties as properties being developed, redeveloped or where redevelopment is complete,but are in lease-up and that are not stabilized.
(d)	Lease expired December 31, 2018.

December 31, 2018| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta
Satellite Place	Duluth	GA	134,785

				Indianapolis
				Monument Circle	Indianapolis	IN	213,760
Southeast Region Total			134,785

Southwest Region

Houston
Energy Tower I	Houston	TX	325,797

Southwest Region Total			325,797	Midwest Region Total			213,760

				Total Managed			674,342

				Total Operating & Managed			10,565,644

December 31, 2018| Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 16%
Legal Services 10%
IT & Computer Services 10%
Banking 4%
Professional Services 7%
Government 3%
General Business Services 7%
Medical Professionals & Social Services 2%
Real Estate 4%
Communications 6%
Architecture & Engineering 5%
Insurance 6%
Medical Research 3%
Restaurants 1%
Other 16%

December 31, 2018| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent	Annualized Rent

1	IQVIA Holdings Inc.	1	89	259,531	2.6%	$9,168,715	3.8%
2	CITGO Petroleum Corporation	1	38	248,399	2.5%	8,385,950	3.5%
3	Newfield Exploration Company	1	38	234,495	2.4%	9,256,575	3.9%
4	US Government (a)	4	8, 17, 21, 25	223,641	2.3%	7,231,705	3.0%
5	Centene Management Company, LLC	3	54, 54, 54	216,879	2.2%	5,690,749	2.4%
6	Eversheds Sutherland (US) LLP	1	88	179,868	1.8%	5,334,134	2.2%
7	The Vail Corporation	1	135	164,636	1.7%	4,067,961	1.7%
8	EOG Resources, Inc.	1	96	160,937	1.6%	5,455,765	2.3%
9	T-Mobile South, LLC dba T-Mobile	1	80	151,792	1.5%	3,984,540	1.7%
10	Citicorp Credit Services, Inc.	1	104	146,260	1.5%	4,886,547	2.0%
11	Petrobras America, Inc.	1	11	144,813	1.4%	5,372,562	2.2%
12	Jones Day	1	23	140,342	1.4%	4,919,841	2.1%
13	Argo Data Resource Corporation	1	56	140,246	1.4%	3,973,169	1.7%
14	Kaiser Foundation Health Plan	1	65	120,979	1.2%	3,551,645	1.5%
15	VMWare, Inc.	1	89	119,558	1.2%	1,285,249	0.5%
16	Giesecke & Devrient America	1	72	112,110	1.2%	2,077,398	0.9%
17	Northrop Grumman Systems Corp.	1	12	111,469	1.1%	3,368,593	1.4%
18	Randstad General Partner (US) (b)	2	30, 65	109,638	1.1%	2,512,008	1.1%
19	ADS Alliance Data Systems, Inc.	1	90	107,698	1.1%	3,919,182	1.6%
20	Densbury Onshore LLC (c)	1	7	100,000	1.0%	1,890,000	0.8%

			Total	3,193,291	32.2%	$96,332,288	40.3%

(a)	Includes 27,398 square feet, which expire in 2019 and 159,330 square feet, which expire in 2020. The remaining 36,913 square feet expire in 2021.
(b)	Includes 98,695 square feet, which expire in 2021, and 10,943 square feet commencing on 3/1/19, which expire in 2024.
(c)	Includes 100,000 square feet, which expire on 7/31/19 and have been 100% re-leased by WorldVentures Holdings, LLC commencing on 8/1/19 and expiring in 2030.

December 31, 2018| Page 19

Leasing Activity (Owned Portfolio)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity (a)	31-Dec-18	31-Dec-17	31-Dec-16
(in Square Feet - SF)
New leasing	397,000	460,000	299,000
Renewals and expansions	1,284,000	1,011,000	895,000
	1,681,000	1,471,000	1,194,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$31.02	$30.43	$29.64
Weighted average lease term	7.2 Years	6.8 Years	6.6 Years

Increase or decrease over average GAAP rents in prior year (b)	7.3%	12.3%	10.4%

Average free rent	4 Months	4 Months	3 Months
Tenant Improvements	$29.13	$22.22	$18.71
Leasing Costs	$8.99	$9.92	$10.05

(a)

Leasing activity includes leasing at redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)

The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

December 31, 2018| Page 20

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)

Lease expirations include leases in redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2018| Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2019	50	(c)	854,888		$25,609,759	$29.96	10.7%	10.7%
2020	75		1,072,050		34,590,128	32.27	14.5%	25.2%
2021	63		691,623		19,661,014	28.43	8.2%	33.4%
2022	71		1,206,763		37,727,133	31.26	15.8%	49.2%
2023	59		776,188		22,579,570	29.09	9.5%	58.7%
2024	61		763,471		17,920,983	23.47	7.5%	66.2%
2025	21		572,982		14,712,946	25.68	6.1%	72.3%
2026	18		841,116		24,267,108	28.85	10.2%	82.5%
2027	9		491,326		14,944,498	30.42	6.3%	88.8%
2028	10		314,679		8,557,185	27.19	3.6%	92.4%
2029 and thereafter	82		964,942	(d)	18,276,088	18.94	7.6%	100.0%
	519		8,550,028		$238,846,412	$27.94	100.0%
Vacancies as of 12/31/18			1,046,853
Redevelopment properties (e)			294,421
Total Portfolio Square Footage			9,891,302

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.  Includes annualized rent from redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2018 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 5 leases that are month-to-month.
(d)	Includes 115,130 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2018| Page 22

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
				Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	31-Dec-18	31-Dec-18	Date	Date	Date

Redevelopment Activity

Redevelopment in Process
Forest Park (2)	Charlotte	NC	62,212	$3,475	$—	100.0%	30-Sep-19	31-Dec-19	31-Mar-20
Blue Lagoon Drive	Miami	FL	212,619	22,500	923	0.0%	31-Dec-19	30-Jun-20	31-Dec-20
Total Office in Process			274,831	25,975	923

Redevelopment Complete But Not Stabilized
801 Marquette Ave	Minneapolis	MN	129,821	$28,443	$18,872	37.0%	30-Jun-17	30-Sep-19	31-Mar-20

Total			404,652	$54,418	$19,795

(1) Anticipated Investment includes capitalized redevelopment costs, capitalized interest and lease-up costs.

(2) Lease expired December 31, 2018.

December 31, 2018| Page 23

Capital Expenditures

(in thousands)					Year
	For the Three Months Ended				Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Tenant improvements	$6,777	$8,212	$7,084	$6,895	$28,968
Deferred leasing costs	1,021	5,314	4,394	3,746	14,475
Non-investment capex	1,858	2,558	2,328	3,342	10,086
Total Capital Expenditures	$9,656	$16,084	$13,806	$13,983	$53,529

	For the Three Months Ended				Year Ended
	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Dec-17

Tenant improvements	$6,474	$5,363	$4,474	$4,166	$20,477
Deferred leasing costs	1,579	1,963	4,482	5,869	13,893
Non-investment capex	1,670	1,685	1,860	3,836	9,051
Total Capital Expenditures	$9,723	$9,011	$10,816	$13,871	$43,421

First generation leasing and investment capital was $15.1 million for the year ended December 31, 2018 and $25.0 million for the year ended December 31, 2017.

December 31, 2018| Page 24

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

December 31, 2018| Page 25

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-18	Rate (1)			Fee (2)	31-Dec-18

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Dec-19	$5,500	$1,060	L	+	4.40%	0.5%	6.78%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-19	20,000	15,600	L	+	5.00%	0.5%	7.38%

Mortgage loan secured by property
FSP Monument Circle LLC (3) (4)	Indianapolis, IN	6-Dec-20	21,000	21,000			7.19%	n/a	7.19%
FSP Energy Tower I Corp. (5)	Houston, TX	30-Jun-19	33,000	33,000			6.41%	n/a	6.41%

			$79,500	$70,660

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.
(4)	This mortgage includes an annual extension fee of $108,900 paid by the borrower.

December 31, 2018| Page 26

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Dec-18	Loans outstanding on secured RE	$70,660	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	Over the next twelve months (in 000's)	326
Shares outstanding	107,231.2	Straight-line rent receivable	54,006
Closing price	$6.23	Asset held for sale	—	Straight-line rental revenue current quarter	$440
Market capitalization	$668,050	Cash, cash equivalents and restricted cash	11,177
Debt	995,000	Tenant rent receivables	3,938	Management fee income current quarter	$76
Total Market Capitalization	$1,663,050	Prepaid expenses	6,605	Interest income from secured loans	1,192
		Office computers and furniture	197	Management fees and interest income from loans	$1,268
		Other assets:
	3 Months	Deferred financing costs, net	10,667	FFO from non-consolidated REITs - Q3 2018 (6):
	Ended	Other assets: Derivative Market Value	14,765	East Wacker	$635
NOI Components	31-Dec-18	Other assets	—	Grand Boulevard	14
			$172,015	Total	$649
Same Store NOI (1)	$32,837
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	32,837	Debt (excluding contra for unamortized financing costs)	$995,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	62,226	(1) See pages 11 & 28 for definitions and reconciliations.
Stabilized portfolio	$32,837	Tenant security deposits	6,319
		Other liabilities: derivative liability	—	(2) Includes NOI from acquisitions not in Same Store.
			$1,063,545
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$65,304
Rental operating expenses	(18,652)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(10,737)
NOI on assets sold	(2,298)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(129)
Management fees & other (5)	(651)			(6) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.
Property NOI (1)	$32,837

December 31, 2018| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness,  acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2018| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2018| Page 29

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2018| Page 30

Investor Relations Contact

Georgia Touma | 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp. 401 Edgewater Place ● Wakefield, MA 01880 (781) 557-1300 ● www.fspreit.com

December 31, 2018| Page 31